SUN BANCORP, INC.
                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN



1.       Purpose of Plan.
         ---------------

         The purpose of the Sun Bancorp, Inc. 1997 Stock Option Plan (the "Plan") contained herein is to provide additional incentive to employees, officers, directors and advisory directors of Sun Bancorp, Inc. (the "Company") and each present or future subsidiary corporation of the Company, by encouraging them to invest in shares of the Company's common stock ("Common Stock"), and thereby to acquire a proprietary interest in the business of the Company and each present or future subsidiary corporation of the Company and an increased personal interest in their continued success and progress, to the mutual benefit of the shareholders and recipient of stock option awards.

2.       Aggregate Number of Shares.
         --------------------------

         605,115 shares of Common Stock (par value $1.00 per share) shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion, or other event that the Board of Directors of the Company or the Executive Compensation Committee (the "Committee"), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be approximately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock as well as unissued shares may be used for the purpose of this Plan. Shares of Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Individuals Eligible to Receive Options.
         ------------------------------------------------

         (a) All officers and employees of the Company and of any present and future subsidiary corporation of the Company are eligible to receive an option or options under this Plan. The officers, employees and advisory directors who shall, in fact, receive an option or options shall be selected by the Committee in its sole discretion, except as otherwise specified in Section 4 hereof.

         (b) All directors of the Company and of any present and future subsidiary corporation of the Company are eligible to receive an option or options under this Plan in accordance with Section 16 hereof.



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4.       Administration of Plan.
         ----------------------

         (a) This Plan shall be administered by the Board of Directors of the Company or the Committee, which will be appointed by the Board of Directors of the Company. The Committee shall consist of a minimum of two and a maximum of seven members of the Company's Board of Directors. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 (17 CFR ss.240.16b-3) under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Board of Directors of the Company or the Committee shall, in addition to its other authority and subject to the provisions of this Plan, have authority in its sole discretion to determine who are the officers, employees and advisory directors of the Company and each present and future subsidiary corporation of the Company eligible to receive options under this Plan, which officers, employees and advisory directors shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with this Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

5.       Incentive Stock Options and Nonqualified Stock Options.
         ------------------------------------------------------

         (a) Options issued pursuant to this Plan may be either incentive stock options granted pursuant to Section 5(b) hereof or nonqualified stock options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "incentive stock option" is an option which satisfies all of the requirements of
Section 422 of
the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, and a nonqualified stock option is an option which does not satisfy the requirements of Code Section 422. The Committee may grant both an incentive stock option and a nonqualified stock option to the same person, or more than one of each type of option to the same person. The option price for both incentive stock options and nonqualified stock options issued under this Plan shall equal at least the fair market value of the Common Stock as of the date of the grant of the option, such fair market value being determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder.

         (b) Incentive stock options shall expire not later than ten years from the date of grant by action of the Committee, unless terminated earlier under the option terms; provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years. Notwithstanding other provisions hereof, the aggregate fair market value (determined as of the time an incentive stock option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future parent or subsidiary of the Company) shall not exceed $100,000. In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted. No Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. At the time of granting an incentive stock option hereunder, the Committee shall determine in its discretion, the terms and conditions of such option for any person who receives an option pursuant to the Plan ("Optionee"), provided that the option continues to be an incentive stock option. In the event that any Optionee's employment with the Company shall terminate for any reason, other than disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Option or at the time of termination of employment, if the individual was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Option shall thereafter be deemed a Nonqualified Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "incentive stock option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an incentive stock option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         (c) Nonqualified stock options shall expire ten years and ten days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a nonqualified stock option hereunder, the Committee shall determine in its discretion, the terms and conditions of any such options, provided that the option exercise price is not less than the fair market value of the Common Stock as of the date of such grant.

         (d) Neither the Company nor any present or future affiliated or subsidiary corporation of the Company, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any Optionee in the event an option granted pursuant to Section 5(b) hereof does not qualify as an "incentive stock option" as that term is used in Section 422 of the Code and the regulations thereunder, or in the event any Optionee does not obtain the tax benefits of such an incentive stock option, or in the event any option granted pursuant to Section 5(c) hereof is an "incentive stock option."

6.       Six Month Holding Period.
         ------------------------

         With respect to options awarded to officers and employees who are subject to the reporting requirements under Section 16(a) of the Exchange Act, subject to vesting requirements, if applicable, except in the event of the death or disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an option and the date of the sale of the Common Stock received through the exercise of such option.

7.       Cashless Exercise.
         -----------------

         Subject to vesting requirements, if applicable, an Optionee who has held an option for at least six months may engage in the "cashless exercise" of the option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock under option ("Optioned Stock") and to deliver enough of the proceeds to the Company to pay the option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the option and the third party purchaser of the Optioned Stock shall pay the option exercise price plus any applicable withholding taxes to the Company.

8.       Transferability.
         ---------------

         An incentive stock option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. A nonqualified stock option granted pursuant to the Plan may, with the prior written consent of the Committee, be assignable or transferable during the Optionee's lifetime. In determining whether consent shall be given to an Optionee with regard to the assignment or transfer of a nonqualified stock option, it shall be at the sole discretion of the Committee.

9.       Modification, Amendment, Suspension and Termination.
         ---------------------------------------------------

         Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date of the adoption of the Plan by the Company's Board of Directors. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "incentive stock options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

         Notwithstanding any other provision contained in this Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

10.      Recapitalization,  Merger,  Consolidation, Change in  Control and Other
         -----------------------------------------------------------------------
         Transactions.
         ------------

         (a) Subject to any required action by the shareholders of the Company, within the sole discretion of the Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the exercise price per share of Common Stock of each option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend or any other increase or decrease in the number of such shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Common Stock held by dissenting shareholders).

         (b) All outstanding options previously granted shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; or (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Common Stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

         In the event of such a Change in Control, the Committee and the Board of Directors of the Company will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for incentive stock options shall meet the requirements of Section

424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each option surrendered equal to the difference between (1) the fair market value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered options, and (2) the aggregate exercise price of all such surrendered options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered options in exchange for such surrendered options.

         (c) Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                   (i) appropriately adjust the number of shares of Common Stock subject to each option, the option exercise price per share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding option;

                  (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                  (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause incentive stock options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         Except as expressly provided in Sections 10(a), 10(b) and 10(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 10.

         (d) The Committee shall at all times have the power to accelerate the exercise date of options previously granted under the Plan.

         (e) Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the shareholders, the option exercise price per share shall be adjusted proportionately.

11.      Conditions  Upon  Issuance  of  Common  Stock;   Limitations  on Option
         -----------------------------------------------------------------------
         Exercise; Cancellation of Option Rights.
         ---------------------------------------

         (a) Common Stock shall not be issued with respect to any option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the 1933 Act, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Common Stock may then be listed.

         (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

         (c) As a condition to the exercise of an option, the Company may require the Optionee to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its subsidiaries for "cause" (as determined by the Board of Directors in good faith), all options held by such Optionee shall cease to be exercisable as of the date of such termination of employment or service.

         (e) Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Exchange Act, and regulations promulgated thereunder.

12.      Withholding Tax.
         ---------------

         The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an Optionee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option, the Company shall have the right to require the Optionee or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Common Stock, or, in lieu thereof, to retain, or to sell without notice, a number of such shares sufficient to cover the amount required to be withheld.

13.      Effectiveness of Plan; Shareholder Ratification.
         -----------------------------------------------

         This Plan shall become effective on the date of its adoption ("Effective Date") by the Company's Board of Directors subject, however, to ratification by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining such shareholder ratification, provided such options shall not be exercisable until such shareholder ratification, is obtained.

14.      General Conditions.
         ------------------

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any present or future affiliated and subsidiary corporation of the Company, or interfere in any way with the rights of the Company and any affiliated or subsidiary corporation of the Company to terminate his employment in any way.

         (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

         (c) The term "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term by subsections 424(f) and (g) of the Code, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

         (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any amendments thereto and to any future United States revenue law.

         (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

         (f) Notwithstanding anything herein to the contrary, in no event shall shares of Common Stock subject to Options granted to any individual exceed more than 80% of the total number of shares of Common Stock authorized for delivery under the Plan.

15.      Award of Options to Directors.
         -----------------------------

         Nonqualified Stock Options to purchase 15,000 shares of Common Stock will be granted to each Director who is not an employee of the Company or any subsidiary as of the Effective Date, at an exercise price equal to the fair market value of the Common Stock on such date of grant. Such options will be first exercisable as of such date of grant, subject to ratification of the Plan by the shareholders of the Company. Such Options shall continue to be exercisable for a period of ten years and ten days following the date of grant without regard to the continued services of such Director. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the fair market value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

16.      Reload Options.
         --------------

         The Committee shall have the authority to specify at the time of Grant of an Option that an Optionee shall be granted the right to a further Option (a "Reload Option") in the event such optionee exercises all or a part of an Option (an "Original Option"), by surrendering already owned shares of Common Stock in full or partial payment of the Option Price under such Original Option. Each such Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, and any shares of Common Stock used to satisfy any taxes incident to the exercise of the Original Option, shall have an Option Price equal to the Fair Market Value of the Common Stock on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.